Cat Financial Financing Activities	12 Months Ended
Dec. 31, 2010
Cat Financial Financing Activities
Cat Financial Financing Activities

6.              Cat Financial Financing Activities

A.            Wholesale inventory receivables

Wholesale inventory receivables are receivables of Cat Financial that arise when Cat Financial provides financing for a dealer’s purchase of inventory. These receivables are included in Receivables—trade and other and Long-term receivables—trade and other in Statement 2 and were $1,361 million, $937 million, and $1,555 million at December 31, 2010, 2009 and 2008, respectively.

Contractual maturities of outstanding wholesale inventory receivables:

(Millions of dollars)

	December 31, 2010
Amounts Due In	Wholesale Installment Contracts	Wholesale Finance Leases	Wholesale Notes	Total
2011	$103	$115	$824	$1,042
2012	16	48	77	141
2013	11	27	40	78
2014	1	15	4	20
2015	—	5	—	5
Thereafter	—	4	—	4
	131	214	945	1,290
Guaranteed residual value	—	111	—	111
Unguaranteed residual value	—	1	—	1
Less: Unearned income	(6)	(27)	(8)	(41)
Total	$125	$299	$937	$1,361

Please refer to Note 17 and Table III for fair value information.

B.            Finance receivables

Finance receivables are receivables of Cat Financial, which generally can be repaid or refinanced without penalty prior to contractual maturity. Total finance receivables reported in Statement 2 are net of an allowance for credit losses.

Cat Financial provides financing only when acceptable criteria are met. Credit decisions are based on, among other things, the customer’s credit history, financial strength and intended use of equipment. Cat Financial typically maintains a security interest in retail financed equipment and requires physical damage insurance coverage on financed equipment.

Contractual maturities of outstanding finance receivables:

(Millions of dollars)

	December 31, 2010
Amounts Due In	Retail Installment Contracts	Retail Finance Leases	Retail Notes	Total
2011	$2,126	$3,053	$3,549	$8,728
2012	1,384	1,968	1,454	4,806
2013	841	1,061	1,222	3,124
2014	445	462	911	1,818
2015	146	173	571	890
Thereafter	30	149	734	913
	4,972	6,866	8,441	20,279
Guaranteed Residual value	—	497	—	497
Unguaranteed Residual value	—	503	—	503
Less: Unearned income	(430)	(756)	(170)	(1,356)
Total	$4,542	$7,110	$8,271	$19,923

Please refer to Note 17 and Table III for fair value information.

C.            Credit quality of financing receivables and allowance for credit losses

We adopted the accounting guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses as of December 31, 2010.  See Note 1K for additional information.  This guidance requires information to be disclosed at disaggregated levels, defined as portfolio segments and classes.

We apply a systematic methodology to determine the allowance for credit losses for finance receivables.  Based upon our analysis of credit losses and risk factors, our two portfolio segments are as follows:

•                  Customer - Finance receivables with the customer.

•                  Dealer - Finance receivables with Caterpillar dealers.

We further evaluate our portfolio segments by the class of finance receivables, which is defined as a level of information (below a portfolio segment) in which the finance receivables have the same initial measurement attribute and a similar method for assessing and monitoring credit risk.  Typically, our finance receivables within a geographic area have similar credit risk profiles and methods for assessing and monitoring credit risk.  Our five classes, which align with management reporting, are as follows:

•                  North America - Finance receivables originated in the United States or Canada.

•                  Europe - Finance receivables originated in Europe, Africa, Middle East and the Commonwealth of Independent States.

•                  Asia Pacific - Finance receivables originated in Australia, New Zealand, China, Japan, South Korea and Southeast Asia, as well as large mining customers worldwide.

•                  Latin America - Finance receivables originated in Central and South American countries and Mexico.

•                  Global Power Finance - Finance receivables related to marine vessels with Caterpillar engines, for all countries and Caterpillar electrical power generation, gas compression and co-generation systems and non-Caterpillar equipment that is powered by these systems, for all countries.

Impaired loans and finance leases

For all classes, a loan or finance lease is considered impaired, based on current information and events, if it is probable that we will be unable to collect all amounts due according to the contractual terms of the loan or finance lease.  Loans and finance leases reviewed for impairment include loans and finance leases that are past due, non-performing or in bankruptcy. Recognition of income is suspended and the loan or finance lease is placed on non-accrual status when management determines that collection of future income is not probable (generally after 120 days past due).  Accrual is resumed, and previously suspended income is recognized, when the loan or finance lease becomes contractually current and/or collection doubts are removed.  Cash receipts on impaired loans or finance leases are recorded against the receivable and then to any unrecognized income.

At December 31, 2010, there were no impaired loans or finance leases for the Dealer portfolio segment.  The average recorded investment for impaired loans and finance leases for the Europe finance receivables class within the dealer portfolio segment was $19 million during 2010.  As of December 31, 2010, the impaired loans and finance leases for customers were as follows:

	As of December 31, 2010			2010
(Millions of dollars)	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized

Impaired Loans and Finance Leases With No Allowance Recorded(1)
Customer
North America	$87	$87	$—	$39	$2
Europe	6	4	—	7	—
Asia Pacific	13	13	—	9	—
Latin America	3	3	—	5	—
Global Power Finance	174	174	—	92	—
Total	$283	$281	$—	$152	$2

Impaired Loans and Finance Leases With An Allowance Recorded
Customer
North America	$191	$185	$44	$271	$11
Europe	62	57	15	85	4
Asia Pacific	27	27	7	40	3
Latin America	44	43	9	39	3
Global Power Finance	34	33	4	17	—
Total	$358	$345	$79	$452	$21

Total Impaired Loans and Finance Leases
Customer
North America	$278	$272	$44	$310	$13
Europe	68	61	15	92	4
Asia Pacific	40	40	7	49	3
Latin America	47	46	9	44	3
Global Power Finance	208	207	4	109	—
Total	$641	$626	$79	$604	$23

(1)  No related allowance for credit losses due to sufficient collateral value.

As of December 31, 2009 and 2008, the impaired loans and finance leases were as follows:

(Millions of dollars)	2009	2008
Impaired loans/finance leases for which there is a related allowance for credit losses (related allowance of $117 million and $59 million, respectively)	$448	$258
Impaired loans/finance leases for which there is no related allowance for credit losses (due to sufficient collateral value)	65	221
Total investment in impaired loans/finance leases as of December 31,	$513	$479

Average investment in impaired loans/finance leases	$425	$306

Non-accrual and past due loans and finance leases

For all classes, we consider a loan or finance lease past due if any portion of a contractual payment is due and unpaid for more than 30 days.  Recognition of income is suspended and the loan or finance lease is placed on non-accrual status when management determines that collection of future income is not probable (generally after 120 days past due).  Accrual is resumed, and previously suspended income is recognized, when the loan or finance lease becomes contractually current and/or collection doubts are removed.

As of December 31, 2010, there were no loans or finance leases on non-accrual status for the Dealer portfolio segment.  The investment in customer loans and finance leases on non-accrual status as of December 31, 2010 was as follows:

(Millions of dollars)	2010
Customer
North America	$217
Europe	89
Asia Pacific	31
Latin America	139
Global Power Finance	163
Total (1)	$639

(1) As of December 31, 2009 and 2008, the investments in loans and finance leases on non-accrual status were $678 million and $422 million, respectively.

As of December 31, 2010, past due loans and finance leases were as follows:

(Millions of dollars)	31-60	61-90	91+	Total Past Due	Current	Total Finance Receivables	91+ Still Accruing (1)
Customer
North America	$139	$44	$228	$411	$6,037	$6,448	$27
Europe	27	12	106	145	2,365	2,510	26
Asia Pacific	63	17	37	117	3,412	3,529	12
Latin America	44	16	144	204	2,222	2,426	1
Global Power Finance	18	17	54	89	2,978	3,067	25
Dealer
North America	—	—	—	—	1,291	1,291	—
Europe	—	—	—	—	41	41	—
Asia Pacific	—	—	—	—	151	151	—
Latin America	—	—	—	—	457	457	—
Global Power Finance	—	—	—	—	3	3	—
Total	$291	$106	$569	$966	$18,957	$19,923	$91

(1) As of December 31, 2009 and 2008, the investments in loans and finance leases past due over 90 days and still accruing were $134 million and $119 million, respectively.

Allowance for credit loss activity

In estimating the allowance for credit losses, we review loans and finance leases that are past due, non-performing or in bankruptcy.

The allowance for credit losses as of December 31, were as follows:

(Millions of dollars)	2010	2009	2008
Allowance for Credit Loss Activity:
Balance at beginning of year	$376	$391	$351
Adjustment to adopt consolidation of variable-interest entities	18	—	—
Provision for credit losses	205	225	192
Receivables written off	(288)	(281)	(144)
Recoveries on receivables previously written off	51	28	23
Other — net	—	13	(31)
Balance at end of year	$362	$376	$391

The Allowance for credit losses and recorded investment in finance receivables as of December 31, 2010 was as follows:

(Millions of dollars)	Customer	Dealer	Total
Allowance for Credit Losses:
Individually evaluated for impairment	$79	$—	$79
Collectively evaluated for impairment	278	5	283
Ending Balance	$357	$5	$362

Recorded Investment in Finance Receivables:
Individually evaluated for impairment	$641	$—	$641
Collectively evaluated for impairment	17,339	1,943	19,282
Ending Balance	$17,980	$1,943	$19,923

Credit quality of finance receivables

The credit quality of finance receivables is reviewed on a monthly basis.  Credit quality indicators include performing and non-performing.  Non-performing is defined as finance receivables currently over 120 days past due and/or on non-accrual status or in bankruptcy.  Finance receivables not meeting the criteria listed above are considered performing.  Non-performing receivables have the highest probability for credit loss.  The allowance for credit losses attributable to non-performing receivables is based on the most probable source of repayment, which is normally the liquidation of collateral.  In determining collateral value, we estimate the current fair market value of the collateral and factor in credit enhancements such as additional collateral and third-party guarantees.

As of December 31, 2010, the recorded investment of performing and non-performing finance receivables were as follows:

(Millions of dollars)	Customer	Dealer	Total
Performing
North America	$6,231	$1,291	$7,522
Europe	2,421	41	2,462
Asia Pacific	3,498	151	3,649
Latin America	2,287	457	2,744
Global Power Finance	2,904	3	2,907
Total Performing	17,341	1,943	19,284

Non-Performing
North America	217	—	217
Europe	89	—	89
Asia Pacific	31	—	31
Latin America	139	—	139
Global Power Finance	163	—	163
Total Non-Performing	639	—	639

Performing & Non-Performing
North America	6,448	1,291	7,739
Europe	2,510	41	2,551
Asia Pacific	3,529	151	3,680
Latin America	2,426	457	2,883
Global Power Finance	3,067	3	3,070
Total	$17,980	$1,943	$19,923

D.            Securitized Retail Installment Sale Contracts and Finance Leases

Cat Financial periodically transfers certain finance receivables relating to retail installment sale contracts and finance leases to SPEs as part of their asset-backed securitization program.  The SPEs have limited purposes and generally are only permitted to purchase the finance receivables, issue asset-backed securities and make payments on the securities.  The SPEs only issue a single series of securities and generally are dissolved when those securities have been paid in full.  The SPEs issue debt to pay for the finance receivables they acquire from Cat Financial.  The primary source for repayment of the debt is the cash flows generated from the finance receivables owned by the SPEs.  The assets of the SPEs are legally isolated and are not available to pay the creditors of Cat Financial.  Cat Financial retains interests in the securitization transactions, including subordinated certificates issued by the SPEs, rights to cash reserves and residual interests.  For bankruptcy analysis purposes, Cat Financial has sold the finance receivables to the SPEs in a true sale and the SPEs are separate legal entities.  The investors and the SPEs have no recourse to any of Cat Financial’s other assets for failure of debtors to pay when due.

In accordance with the new consolidation accounting guidance adopted January 1, 2010, these SPEs were concluded to be VIEs.  Cat Financial determined that it was the primary beneficiary based on its power to direct activities through its role as servicer and its obligation to absorb losses and right to receive benefits and therefore consolidated the entities using the carrying amounts of the SPEs’ assets and liabilities.

The restricted assets (Receivables-finance, Long-term receivables-finance, Prepaid expenses and other current assets, and Other assets) of these consolidated SPEs totaled $136 million at December 31, 2010.  The liabilities (Accrued expenses and Long-term debt due within one year-Financial Products) of these consolidated SPEs totaled $73 million at December 31, 2010.

Prior to January 1, 2010, the SPEs were considered to be QSPEs and thus not consolidated.  Cat Financial’s retained interests in the securitized assets were classified as available-for-sale securities and were included in Other assets in Statement 2 at fair value.  Cat Financial estimated fair value and cash flows using a valuation model and key assumptions for credit losses, prepayment rates and discount rates.  These assumptions were based on Cat Financial’s historical experience, market trends and anticipated performance relative to the particular assets securitized.  Cat Financial periodically evaluated for impairment and recognized the credit component of an other-than-temporary impairment in Profit and the noncredit component in Accumulated other comprehensive income (loss) for those retained interests in which Cat Financial did not intend to sell and it was not likely that they would be required to sell prior to recovery.

During 2008, Cat Financial sold certain finance receivables relating to retail installment sale contracts and finance leases to SPEs as part of their asset-backed securitization program.  Net gains of $12 million were recorded in Revenues of Financial Products in Statement 1 and were based on the estimated fair value of the assets sold and retained and liabilities incurred, net of transaction costs.  Subordinated retained interests included certificates with an initial fair value of $27 million, an interest in certain future cash flows (excess) with an initial fair value of $8 million and a reserve account with an initial fair value of $9 million.

Significant assumptions used to estimate the fair value of the retained interests at the time of the transaction were:

2008
Discount rate	7.2%
Weighted-average prepayment rate	14.5%
Expected credit losses	1.6%

To maintain competitiveness in the capital markets and to have effective and efficient use of alternative funding sources, Cat Financial may from time to time provide additional reserve support to previously issued asset-backed securitizations.  During the second quarter of 2009 and third quarter of 2008, Cat Financial deposited $80 million and $19 million, respectively, into supplemental reserve accounts for the securitization transactions to maintain the credit ratings assigned to the transactions, as loss experiences were higher than anticipated primarily due to the adverse economic conditions in the U.S.  Due to the significant value of the deposit in second quarter of 2009, written consent was obtained from the third-party beneficial interest holders of the securitization transactions.  At the time, the QSPE conditions were reviewed and the trusts continued to maintain QSPE status.  These deposits resulted in an increase in Cat Financial’s retained interests.

As of December 31, 2009 and 2008, the fair value of the retained interests in all securitizations of retail finance receivables outstanding totaled $102 million (cost basis of $107 million) and $52 million (cost basis of $62 million), respectively.  The fair value of the retained interests as of December 31, 2009 that have been in a continuous unrealized loss position for twelve months or longer totaled $102 million (cost basis of $107 million). As of December 31, 2008, there were no retained interests in a continuous unrealized loss position for twelve months or longer. Key assumptions used to determine the fair value of the retained interests as of such dates were:

	December 31, 2009	December 31, 2008
Cash flow weighted average discount rates on retained interests	7.7% to 12.4%	16.7% to 23.3%
Weighted-average maturity in months	22	28
Expected prepayment rate	18.0%	19.0%
Expected credit losses	4.7% to 4.8%	1.7% to 3.1%

During 2009 and 2008, the assumptions used to determine the expected cash flows for Cat Financial’s securitization transactions were revised, which resulted in other-than-temporary impairments to earnings of $34 million and $27 million, respectively.  The impairments recognized in earnings were primarily driven by an increase in the credit loss assumption due to the continuing adverse economic conditions in the U.S.  The noncredit related losses of $12 million for the year ended December 31, 2009, recorded in Accumulated other comprehensive income (loss), were primarily driven by changes in discount rates.

To maintain competitiveness in the capital markets and to have effective and efficient use of alternative funding sources, Cat Financial may from time to time provide additional reserve support to previously issued asset-backed securitizations.

Cat Financial also retained servicing responsibilities and received a servicing fee of approximately one percent of the remaining value of the finance receivables.

Cash flows from retail securitizations:

	Years ended December 31,
(Millions of dollars)	2009	2008
Cash proceeds from initial sales of receivables	$—	$600
Purchases of contracts through clean-up calls	95	81
Servicing fees received	6	12
Other cash flows received on retained interests	10	25

Characteristics of securitized retail receivables:

	Years ended December 31,
	2009	2008
Total securitized principal balance at December 31,	$346	$909
Average securitized principal balance for the year ended December 31,	583	1,147
Loans > 30 days past due at year ended December 31,	62	98
Net credit losses during the year	36	23

E.     Sales and Servicing of Trade Receivables

Our Machinery and Power Systems operations generate trade receivables from the sale of inventory to dealers and customers. Certain of these receivables are sold to Cat Financial.

During 2009 and 2008, Cat Financial sold interests in a certain pool of trade receivables through a revolving structure to third-party commercial paper conduits, which are asset-backed commercial paper issuers that are special purpose entities (SPEs) of the sponsor bank and are not consolidated by Cat Financial.  Cat Financial services the sold trade receivables and receives an annual servicing fee of approximately 0.5 percent of the average outstanding principal balance. Consolidated expenses of $4 million and $10 million related to the sale of trade receivables were recognized during 2009 and 2008, respectively, and are included in Other income (expense) in Statement 1.

As of December 31, 2010 and 2009, there were no outstanding trade receivables sold to the third-party commercial paper conduits.  As of December 31, 2008, the outstanding principal balance of the sold trade receivables was $240 million. Cat Financial’s remaining interest in the pool of trade receivables as of December 31, 2008 of $1,432 million is included in Receivables-trade and other in Statement 2.

The cash collections from this pool of trade receivables are first applied to satisfy any obligations of Cat Financial to the third-party commercial paper conduits. The third-party commercial paper conduits have no recourse to Cat Financial’s assets, other than the remaining interest, for failure of debtors to pay when due.

Cash flows from sale of trade receivables:

	Years ended December 31,
(Millions of dollars)	2009	2008
Cash proceeds from sales of receivables to the conduits	$887	$1,510
Servicing fees received	$1	$1
Cash flows received on the interests that continue to be held	$7,548	$11,270